UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2006

PHYSICAL SPA & FITNESS INC.
-----------------------------
(Exact Name of Registrant as Specified in Charter)

Delaware
---------------
(State or Other Jurisdiction of Incorporation)

000-026573
------------------
(Commission File Number)

98-0203281
------------------
(I.R.S. Employer Identification No.)

40/F., Tower One, Times Square,
No. 1 Matheson Street, Causeway Bay
Hong Kong SAR of the People’s Republic of China
------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

(011) 852-2917-0000
--------------------------------
(Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by Physical Spa & Fitness Inc., a Delaware corporation (the “Registrant”), in connection with the item set forth below.

ITEM 1.01 Entry Into a Material Definitive Agreement

On October 31, 2006, the Registrant entered into two material definitive agreements, as follows: (a) a Share Exchange Agreement, dated October 31, 2006 (the “Share Exchange Agreement”), between the Registrant and Mr. Ngai Keung Luk, a citizen and resident of the Hong Kong SAR of the People’s Republic of China, and a majority shareholder and Chairman of the Registrant (“Mr. Luk”), pursuant to which Mr. Luk has agreed to transfer 100% of the shares which he owns of Ableforce International Limited, a British Virgin Islands corporation (“Ableforce”), to the Registrant in exchange for the issuance by the Registrant to Mr. Luk of a total of 15,328,070 shares of the Registrant’s common stock, $.001 par value. Ableforce is primarily engaged in the residential real estate business in Hong Kong, and owns 5 residential apartments that it leases to tenants in the luxury high rise Metropolis Residence located in Hunghom, Hong Kong; and (b) a Disposal Agreement, dated October 31, 2006 (the “Disposal Agreement”), between the Registrant and Mr. Luk, pursuant to which the Registrant has agreed to transfer to Mr. Luk the sole outstanding common share of Physical Beauty & Fitness Holdings Limited, a British Virgin Islands corporation and wholly owned subsidiary of the Registrant (“Physical Beauty”), which is the holding company for subsidiaries that operate seventeen fitness and spa facilities located in Hong Kong and the People’s Republic of China, including one facility in Macau. The transactions contemplated by the Disposal Agreement, which include a release and indemnity by Mr. Luk of the Registrant from all of the liabilities related to Physical Beauty, will be consummated immediately after the closing of the transactions contemplated by the Share Exchange Agreement.

After the consummation of the transactions contemplated by the Disposal Agreement including the sale of the stock of Physical Beauty, the Registrant will no longer be engaged in the fitness and spa center business, and will own and operate residential apartments. It will change its name to Physical Property Holdings Inc.

A condition precedent to the consummation of the transactions contemplated by the Disposal Agreement is the approval of the Disposal Agreement by our majority shareholder and the filing with the Commission and mailing to our shareholders of a Definitive Information Statement on Schedule 14C, and waiting the required 20 day period of time after filing and mailing under Rule 14c-2.

                Nuada Limited, an outside corporate finance advisory firm registered with the Securities and Futures Commission of Hong Kong, has rendered a written opinion to the Board of Directors that, as of October 31, 2006, the consideration to be received by the Registrant pursuant to the Share Exchange Agreement and the Disposal Agreement, was fair, from a financial point of view, to the existing shareholders of the Registrant.

Exhibit Index

Exhibit No.     Description of Exhibit

   10.1              Share Exchange Agreement, dated October 31, 2006

   10.2             Disposal Agreement, dated October 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICAL SPA & FITNESS INC.

By /s/ Ngai Keung Luk
            Ngai Keung Luk
            Chief Executive Officer

Dated: November 1, 2006